================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported) September 19, 2001


        CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-16, Mortgage Pass-Through Certificates, Series 2001-16).


                                   CWMBS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     333-64654                 95-4596514
----------------------------       ---------------      ------------------------
(State of Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


       4500 Park Granada
     Calabasas, California                                        91302
-----------------------------------                          ---------------
     (Address of Principal                                      (Zip Code)
       Executive Offices)



        Registrant's telephone number, including area code (818) 225-3240


================================================================================

Item 5.  Other Events.


Description of the Mortgage Pool*


     On August 30, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-16.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 3, 2001 and the Prospectus Supplement dated August 24, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-16.

     Mortgage Loan Statistics

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                                 Mortgage Rates

----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding        Loan Group 1
----------------------------------------------------------------------------------------
    6.500                       1               $    325,000.00               0.07%
    6.750                       1               $    350,000.00               0.07%
    6.875                      11               $  4,237,873.00               0.88%
    7.000                      66               $ 28,297,597.54               5.85%
    7.125                     105               $ 45,479,042.65               9.41%
    7.250                     203               $ 84,207,679.28              17.42%
    7.375                     225               $ 90,452,539.15              18.71%
    7.500                     212               $ 83,728,824.91              17.32%
    7.625                     117               $ 46,029,219.62               9.52%
    7.750                      92               $ 37,180,304.82               7.69%
    7.875                      52               $ 21,264,227.18               4.40%
    8.000                      32               $ 12,807,828.12               2.65%
    8.125                      11               $  5,801,850.00               1.20%
    8.250                       8               $  3,146,174.76               0.65%
    8.375                      16               $  5,807,348.78               1.20%
    8.500                      12               $  4,804,787.23               0.99%
    8.625                       5               $  1,684,122.07               0.35%
    8.750                       9               $  3,761,969.96               0.78%
    8.875                       3               $    897,800.25               0.19%
    9.000                       2               $    631,847.05               0.13%
    9.125                       1               $    999,974.00               0.21%
    9.250                       1               $    392,000.00               0.08%
    9.375                       1               $    379,808.10               0.08%
    9.500                       2               $    754,325.94               0.16%
                   -------------------------------------------------------------------
Total                        1188               $483,422,144.41             100.00%
--------------------------------------------------------------------------------------

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.485% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.499% per annum.

                   Current Mortgage Loan Principal Balances

--------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding        Loan Group 1
--------------------------------------------------------------------------------------


$  100,001 - $  150,000         1               $    127,150.00               0.03%
$  150,001 - $  200,000         2               $    327,480.00               0.07%
$  200,001 - $  250,000         1               $    220,800.25               0.05%
$  250,001 - $  300,000        97               $ 28,418,202.02               5.88%
$  300,001 - $  350,000       366               $119,536,391.79              24.73%
$  350,001 - $  400,000       323               $122,231,032.71              25.28%
$  400,001 - $  450,000       122               $ 51,947,161.22              10.75%
$  450,001 - $  500,000        83               $ 39,512,213.85               8.17%
$  500,001 - $  550,000        60               $ 31,424,112.81               6.50%
$  550,001 - $  600,000        52               $ 30,044,760.27               6.22%
$  600,001 - $  650,000        43               $ 27,376,091.49               5.66%
$  650,001 - $  700,000         6               $  4,115,000.00               0.85%
$  700,001 - $  750,000         8               $  5,826,006.00               1.21%
$  750,001 - $1,000,000        22               $ 19,883,129.00               4.11%
$1,000,001 - $1,500,000         2               $  2,432,613.00               0.50%
                            ----------------------------------------------------------
Total                        1188               $483,422,144.41             100.00%
--------------------------------------------------------------------------------------


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $407,382.



                  Documentation Program for Mortgage Loans
-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding       Loan Group 2
-------------------------------------------------------------------------------------
Alternative                382               $156,763,723.17               32.43%
Full                       470               $194,809,432.30               40.30%
No Income                    1               $    294,500.00                0.06%
Reduced                    312               $123,105,861.92               25.47%
Streamline                  23               $  8,448,627.02                1.75%
                  -------------------------------------------------------------------
Total                     1188               $483,422,144.41              100.00%
-------------------------------------------------------------------------------------





                       Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding       Loan Group 2
------------------------------------------------------------------------------------
50.00 and below                46           $  22,282,524.69             4.61%
50.01 to 55                    33           $  15,635,146.22             3.23%
55.01 to 60                    47           $  20,325,398.27             4.20%
60.01 to 65                    59           $  25,956,495.72             5.37%
65.01 to 70                   125           $  53,669,742.25            11.10%
70.01 to 75                   194           $  80,316,212.06            16.61%
75.01 to 80                   542           $ 215,471,894.75            44.57%
80.01 to 85                    10           $   3,131,693.90             0.65%
85.01 to 90                    80           $  29,072,165.73             6.01%
90.01 to 100                   52           $  17,560,870.82             3.63%
                       -------------------------------------------------------------
Total                        1188           $ 483,422,144.41           100.00%
------------------------------------------------------------------------------------

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 73.93%.

(2) Does not take in account any secondary financing on the mortgage loans in loan Group 2 that may exist at the time of origination.



                State Distribution of Mortgaged Properties (1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding       Loan Group 1
-------------------------------------------------------------------------------------
California                    625              $ 258,004,252.56           53.37%
Colorado                       58              $  22,920,441.24            4.74%
Florida                        35              $  13,757,313.49            2.85%
Georgia                        25              $  10,341,187.80            2.14%
Illinois                       36              $  13,731,653.37            2.84%
New Jersey                     48              $  19,092,857.15            3.95%
New York                       32              $  12,788,656.48            2.65%
Texas                          39              $  17,028,289.27            3.52%
Washington                     32              $  12,806,808.96            2.65%
xOther (less than 2%)         258              $ 102,950,684.09           21.30%
                          ----------------------------------------------------------
Total                        1188              $ 483,422,144.41          100.00%
-------------------------------------------------------------------------------------


----------
(1) The Other row in the preceding table includes 32 other states with under 2.00% concentrations individually. No more than approximately .74% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.






                            Purpose of Mortgage Loans


-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding        Loan Group 1
-------------------------------------------------------------------------------------
Cash-Out Refi              275              $ 114,418,134.87               23.67%
Purchase                   584              $ 233,244,777.84               48.25%
Rate/Term Refi             329              $ 135,759,231.70               28.08%
                      --------------------------------------------------------------
Total                     1188              $ 483,422,144.41              100.00%
-------------------------------------------------------------------------------------




                          Types of Mortgaged Properties

-------------------------------------------------------------------------------------
                               Number of       Aggregate Principal        Percent of
Loan Purpose                Mortgage Loans     Balance Outstanding       Loan Group 1
-------------------------------------------------------------------------------------
2-4 Units                           4           $   1,413,200.00              0.29%
Condominium                        43           $  16,563,862.62              3.43%
PUD                               271           $ 109,711,908.90             22.69%
Single Family Residence           870           $ 355,733,172.89             73.59%
                              -------------------------------------------------------
Total                            1188           $ 483,422,144.41            100.00%
-------------------------------------------------------------------------------------





                                Occupancy Type(1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding       Loan Group 1
-------------------------------------------------------------------------------------
Investment                    13               $   4,472,249.52               0.93%
Owner Occupied              1134               $ 462,002,897.72              95.57%
Second/Vacation Home          41               $  16,946,997.17               3.51%
                        -------------------------------------------------------------
Total                       1188               $ 483,422,144.41             100.00%
-------------------------------------------------------------------------------------


----------
(1) Based upon representations of the related Mortgagors at the time of origination.



                     Remaining Term to Maturity(1)


-------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding        Loan Group 1
-------------------------------------------------------------------------------------
360                      1016               $ 415,569,124.80               85.96%
359                       123               $  48,663,476.32               10.07%
358                        12               $   4,758,792.68                0.98%
357                         8               $   3,155,020.43                0.65%
356                         3               $   1,129,443.99                0.23%
355                         4               $   1,859,301.21                0.38%
354                         1               $     398,278.51                0.08%
300                         4               $   1,456,250.00                0.30%
284                         1               $     220,800.25                0.05%
282                         1               $     265,216.65                0.05%
240                        12               $   4,611,850.00                0.95%
239                         3               $   1,334,589.57                0.28%
                      ----------------------------------------------------------------
Total                    1188               $ 483,422,144.41              100.00%
--------------------------------------------------------------------------------------


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 358 months.

                                 Mortgage Rates

--------------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal            Percent of
                        Mortgage Loans          Balance Outstanding           Loan Group 2
--------------------------------------------------------------------------------------------
     6.000                    1                 $    377,681.22                    0.15%
     6.125                    2                 $    679,559.64                    0.27%
     6.375                    5                 $  1,253,579.14                    0.50%
     6.500                   30                 $ 12,071,108.50                    4.84%
     6.625                   28                 $ 12,644,124.28                    5.07%
     6.750                   83                 $ 35,344,057.47                   14.17%
     6.875                  116                 $ 45,987,922.18                   18.44%
     7.000                  100                 $ 44,526,225.58                   17.85%
     7.125                   72                 $ 29,106,879.96                   11.67%
     7.250                   56                 $ 24,748,655.02                    9.92%
     7.375                   27                 $ 10,759,006.42                    4.31%
     7.500                   26                 $ 11,728,373.34                    4.70%
     7.625                   13                 $  3,508,251.57                    1.41%
     7.750                   14                 $  4,361,053.02                    1.75%
     7.875                   15                 $  3,008,466.68                    1.21%
     8.000                    8                 $  2,990,999.10                    1.20%
     8.125                    6                 $    687,863.57                    0.28%
     8.250                   10                 $  2,566,583.00                    1.03%
     8.375                   10                 $  1,779,152.16                    0.71%
     8.500                    9                 $    700,865.99                    0.28%
     8.625                    2                 $     62,043.52                    0.02%
     8.875                    1                 $    185,100.86                    0.07%
     9.000                    1                 $    317,443.95                    0.13%
     9.875                    1                 $     50,862.56                    0.02%
                          ------------------------------------------------------------------
     Total                  636                 $249,445,858.73                  100.00%
--------------------------------------------------------------------------------------------

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.046% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.050% per annum.

                   Current Mortgage Loan Principal Balances

--------------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding        Loan Group 2
--------------------------------------------------------------------------------------------
  $      0 - $   50,000             13           $    432,708.26               0.17%
  $ 50,001 - $  100,000             25           $  1,963,197.09               0.79%
  $100,001 - $  150,000             39           $  4,803,942.86               1.93%
  $150,001 - $  200,000              4           $    680,497.53               0.27%
  $200,001 - $  250,000              2           $    468,600.00               0.19%
  $250,001 - $  300,000             45           $ 13,028,083.33               5.22%
  $300,001 - $  350,000            127           $ 41,492,002.82              16.63%
  $350,001 - $  400,000            130           $ 49,122,700.95              19.69%
  $400,001 - $  450,000             73           $ 31,254,571.38              12.53%
  $450,001 - $  500,000             44           $ 20,998,163.15               8.42%
  $500,001 - $  550,000             36           $ 18,935,061.55               7.59%
  $550,001 - $  600,000             32           $ 18,418,523.04               7.38%
  $600,001 - $  650,000             39           $ 24,776,499.11               9.93%
  $650,001 - $  700,000              5           $  3,430,800.00               1.38%
  $700,001 - $  750,000              6           $  4,410,601.09               1.77%
  $750,001 - $1,000,000             13           $ 11,332,711.93               4.54%
$1,000,001 - $1,500,000              3           $  3,897,194.64               1.56%
                            ----------------------------------------------------------------
Total                              636           $249,445,858.73             100.00%
--------------------------------------------------------------------------------------------


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $392,604.



                  Documentation Program for Mortgage Loans
-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding       Loan Group 2
-------------------------------------------------------------------------------------
Alternative                  149              $ 61,032,728.05              24.47%
Full                         171              $ 80,148,928.58              32.13%
No Income                     47              $  6,812,194.49               2.73%
Reduced                      264              $ 99,327,200.96              39.82%
Streamline                     5              $  2,124,806.65               0.85%
                            ---------------------------------------------------------
Total                        636              $249,445,858.73             100.00%
-------------------------------------------------------------------------------------





                       Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------------
Original Loan-to               Number of        Aggregate Principal      Percent of
Value Ratios (%)            Mortgage Loans      Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------------
50.00 and below                   85                $ 38,561,757.19           15.46%
50.01 to 55                       33                $ 14,743,989.13            5.91%
55.01 to 60                       50                $ 22,232,224.44            8.91%
60.01 to 65                       53                $ 24,471,626.43            9.81%
65.01 to 70                       69                $ 28,600,958.86           11.47%
70.01 to 75                      103                $ 42,767,408.73           17.14%
75.01 to 80                      171                $ 65,157,158.54           26.12%
80.01 to 85                        3                $    691,795.00            0.28%
85.01 to 90                       29                $  6,706,843.84            2.69%
90.01 to 100                      40                $  5,512,096.57            2.21%
                         ------------------------------------------------------------
Total                            636                $249,445,858.73          100.00%
-------------------------------------------------------------------------------------

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 66.10%.

(2) Does not take in account any secondary financing on the mortgage loans in loan Group 2 that may exist at the time of origination.



                State Distribution of Mortgaged Properties (1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding       Loan Group 2
-------------------------------------------------------------------------------------
California                     205            $ 90,238,835.87             36.18%
Colorado                        15            $  7,052,237.76              2.83%
Florida                         35            $ 12,187,846.96              4.89%
Georgia                         18            $  7,065,902.88              2.83%
Illinois                        25            $ 11,114,917.10              4.46%
Maryland                        17            $  7,092,783.73              2.84%
Michigan                        16            $  6,044,075.89              2.42%
New Jersey                      38            $ 15,317,318.11              6.14%
New York                        20            $  5,855,096.71              2.35%
Texas                           43            $ 14,970,882.80              6.00%
Virginia                        19            $  6,172,462.18              2.47%
Washington                      13            $  5,565,842.30              2.23%
xOther (less than 2%)          172            $ 60,767,656.44             24.36%
                          ----------------------------------------------------------
Total                          636            $249,445,858.73            100.00%
-------------------------------------------------------------------------------------


----------
(1) The Other row in the preceding table includes 31 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.098% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.






                            Purpose of Mortgage Loans


-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding        Loan Group 2
-------------------------------------------------------------------------------------
Cash-Out Refi                 167              $ 66,182,553.39             26.53%
Purchase                      185              $ 67,235,019.86             26.95%
Rate/Term Refi                284              $116,028,285.48             46.51%
                      --------------------------------------------------------------
Total                         636              $249,445,858.73            100.00%
-------------------------------------------------------------------------------------




                          Types of Mortgaged Properties

--------------------------------------------------------------------------------------------
                                     Number of       Aggregate Principal        Percent of
Loan Purpose                      Mortgage Loans     Balance Outstanding       Loan Group 2
--------------------------------------------------------------------------------------------
2-4 Units                                   7           $  1,925,714.99            0.77%
Hi-rise Condo                               1           $    142,092.73            0.06%
Low-rise Condo                             11           $  3,890,826.46            1.56%
Manufactured/Mobile Housing                 1           $     62,612.41            0.03%
PUD                                       146           $ 62,338,674.45           24.99%
Single Family Residence                   470           $181,085,937.69           72.60%
                              --------------------------------------------------------------
Total                                     636           $ 249,445,858.73          100.00%
--------------------------------------------------------------------------------------------





                                Occupancy Type(1)

--------------------------------------------------------------------------------------------
                                    Number of        Aggregate Principal        Percent of
Occupancy Type                   Mortgage Loans      Balance Outstanding       Loan Group 2
--------------------------------------------------------------------------------------------
Investment                              7                $  1,941,360.39             0.78%
Owner Occupied                        601                $236,135,387.09            94.66%
Second/Vacation Home                   28                $ 11,369,111.25             4.56%
                                 -----------------------------------------------------------
Total                                 636                $249,445,858.73           100.00%
--------------------------------------------------------------------------------------------


----------
(1) Based upon representations of the related Mortgagors at the time of origination.



                     Remaining Term to Maturity(1)


-------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding        Loan Group 2
-------------------------------------------------------------------------------------
  180                   340                 $143,269,766.47                57.44%
  179                   175                 $ 66,273,630.46                26.57%
  178                    70                 $ 26,552,795.86                10.64%
  177                    13                 $  5,558,232.41                 2.23%
  176                     5                 $    412,627.07                 0.17%
  175                    12                 $  2,322,435.07                 0.93%
  174                     8                 $  2,014,304.30                 0.81%
  173                     2                 $    212,114.26                 0.09%
  172                     3                 $    733,407.37                 0.29%
  169                     1                 $    304,396.79                 0.12%
  119                     3                 $  1,005,792.53                 0.40%
  118                     2                 $    504,489.92                 0.20%
  117                     1                 $     13,286.19                 0.01%
   83                     1                 $    268,580.03                 0.11%
                    -----------------------------------------------------------------
Total                   636                 $249,445,858.73               100.00%
-------------------------------------------------------------------------------------


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan Group 2 is expected to be approximately 178 months.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CWMBS, INC.


                                     By: /s/ Celia Coulter
                                         ----------------------------------
                                         Celia Coulter
                                         Vice President



Dated: September 27, 2001